UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2021
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 5, 2021, bluebird bio, Inc. (“bluebird” or the “Company”) announced its financial results for the three months ended March 31, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2021, bluebird announced the appointment of Thomas J. Klima as Chief Commercial Officer, Severe Genetic Disease, effective May 10, 2021 (the “Effective Date”).

Prior to joining bluebird Mr. Klima, age 49, served as Chief Commercial Officer at Gamida Cell Ltd. from January 2019 to December 2020, where he led the strategic vision and commercial growth transforming its R&D organization to a commercially ready company. In 2018, Mr. Klima served as senior vice president of global commercial planning and operations at Atara Biotherapeutics. From 2015 to 2017, Mr. Klima served as senior vice president and chief commercial officer at Navidea Biopharmaceuticals Ltd. (acquired by Cardinal Health). Before that, Mr. Klima served as head of sales and commercial operations at Algeta U.S. (acquired by Bayer Healthcare) from 2012 to 2015. Before Algeta, he held various commercial leadership positions at Dendreon from 2009 to 2012. Mr. Klima began his pharmaceutical career at Eli Lilly where he held several positions of increasing responsibility from 2000 to 2009. Mr. Klima received a B.A. in Business Administration and Marketing from Western State College.

There are no family relationships between Mr. Klima and any director, executive officer or person nominated or chosen by bluebird to become a director or executive officer of bluebird within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of bluebird’s last fiscal year, bluebird has not engaged in any transaction in which Mr. Klima had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

In connection with Mr. Klima’s appointment as Chief Commercial Officer, Severe Genetic Disease, the Company and Mr. Klima entered into an employment agreement (the “Employment Agreement”), dated April 20, 2021 and effective as of the Effective Date. Pursuant to the terms of his Employment Agreement, Mr. Klima is entitled to an initial annual base salary of $400,000 per year, and an annual discretionary cash bonus of 45% of Mr. Klima’s then-current base salary. Mr. Klima’s Employment Agreement also provides that, subject to approval by the Board of Directors of the Company (the “Board”) (or a committee thereof), and as an inducement material to Mr. Klima entering into employment with the Company, pursuant to Nasdaq Rule 5635(c)(4), Mr. Klima shall be granted (i) a stock option to purchase 50,000 shares of the Company’s common stock (the “Option”), and (ii) 25,000 restricted stock units (“RSUs”). The Option shall have an exercise price per share equal to the closing price per share on the grant date and 25% shall vest and become exercisable on the first anniversary of the Effective Date, and in equal monthly installments over the following 3 years of continuous service thereafter. The RSUs shall vest as follows, provided that, Mr. Klima continues his employment through the applicable vesting date: 25% on the first anniversary of the date of grant and in three equal annual installments for the following three years on the anniversaries of the date of grant. In the event that Mr. Klima is terminated without Cause (as defined in the Employment Agreement) or resigns for Good Reason (as defined in the Employment Agreement) prior to a Change in Control (as defined in the Employment Agreement), Mr. Klima will be entitled to severance in the form of salary continuation for twelve months at his then-current base salary and will also be eligible for the continuation of Bluebird-subsidized medical and dental benefits for up to twelve months. In the event that he is terminated without Cause or resigns for Good Reason within one year following a Change of Control, Mr. Klima will be entitled to severance payable in a lump sum equal to twelve months of his then-current base salary, his target annual incentive compensation, the continuation of bluebird-subsidized medical and dental benefits for up to twelve months, and the acceleration of vesting of 100% of his outstanding unvested equity awards. Mr. Klima will also be eligible for all other compensation and benefit plans available to bluebird’s employees.

The foregoing description of Mr. Klima’s Employment Agreement is only a summary and it is qualified in its entirety by the Employment Agreement, a copy of which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on May 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2021	bluebird bio, Inc.

	By:	/s/ Chip Baird
Chip Baird
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer